SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  January 30, 2004
(Date of earliest event reported)

Commission File No. 333-109285



                       Banc of America Funding Corporation
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            Delaware                                 56-1930085
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      (State of Incorporation)            (I.R.S. Employer Identification No.)



214 North Tryon Street, Charlotte, North Carolina                     28255
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            Address of principal executive offices                  (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code




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  (Former name, former address and former fiscal year, if changed since last report)



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ITEM 5.     Other Events
            ------------

            On January 30, 2004, Banc of America Funding Corporation (the "Registrant") amended the Pooling and Servicing Agreement, dated November 26, 2002, among the Registrant, as depositor, Bank of America, N.A., as servicer, and The Bank of New York, as trustee, relating to the Registrant's Mortgage Pass-Through Certificates, Series 2002-2. A copy of the amendment is filed as an exhibit hereto.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (EX-4) Amendment No. 1, dated January 30, 2004, to Pooling and Servicing Agreement, dated November 26, 2002, among Banc of America Funding Corporation, Bank of America, N.A. and The Bank of New York, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA FUNDING
                                          CORPORATION


January 30, 2004



                                    By: /s/ Michael P. Schoffelen
                                       -----------------------------------------
                                       Name:  Michael P. Schoffelen
                                       Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------
                                                              Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------


   (EX-4)                   Amendment No. 1, dated January      E
                            30, 2004, to Pooling and
                            Servicing Agreement, dated
                            November 26, 2002, among Banc of
                            America Funding Corporation,
                            Bank of America, N.A. and The
                            Bank of New York, as trustee.